                                                                    Exhibit 10.3

                       AMENDMENT NO. 9 TO LOAN AGREEMENT

                   AMENDMENT NO. 9 TO LOAN AGREEMENT dated as of March 31, 2003, (this "Amendment"), among STUDENT ADVANTAGE, INC., a Delaware corporation (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); SCHOLAR, INC., a Delaware corporation ("Scholar"); JOHN KATZMAN, an individual residing in New York, New York ("Katzman"); and each of the Lenders that is a signatory hereto other than Scholar Corp. and Katzman (each, a "Reservoir Lender" and, collectively, the "Reservoir Lenders").

                  WHEREAS, the Borrower, the Subsidiary Guarantors, the Reservoir Lenders, Scholar and Katzman are parties to a Loan Agreement dated as of June 25, 2001 (as modified and supplemented and in effect on the date hereof by eight amendments thereto, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrower; and

                  WHEREAS, the Reservoir Lenders have agreed to lend to the Borrower additional monies contemporaneously with the execution of this Amendment.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto desire to modify and amend the Loan Agreement pursuant to the terms hereof, as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Loan Agreement are used herein as defined therein. References in the Loan Agreement (including references to the Loan Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Loan Agreement as amended hereby.

                  Section 2. Loans. Contemporaneously herewith, the Reservoir Lenders will lend to the Borrower an additional One Million Five Hundred Thousand Dollars ($1,500,000.00) as a Term Loan (the "Additional Reservoir Lendings"), which Additional Reservoir Lendings shall be evidenced by two promissory notes in or substantially in the forms attached hereto as Exhibits A-1 and A-2, hereto. The borrowings contemplated by this Amendment shall not constitute additional warranties or representations regarding the Obligors or any fact or circumstance whatsoever, except that the warranties and representations made in Section 4.01, 4.02 and 4.03 of the Loan Agreement are hereby incorporated by reference and made as of the date hereof (and the term "Transactions" therein shall include, without limitation, the transactions contemplated by this Amendment), it being understood that the Borrower is not in good corporate standing with the State of Delaware, Secretary of State.

                  Section 3. Payments.

                  (a) Notwithstanding any provision of the Loan Agreement to the contrary, all payments on Loans after the date hereof (including payments made under the Security Agreement) shall be made to the Administrative Agent for the account of the Lenders and shall be allocated as follows:

                           (i) all payments, until such time as Reservoir shall have been repaid the Additional Reservoir Lendings provided hereunder, together with accrued, but unpaid interest thereon arising after the date of this Amendment, shall be paid over promptly to Reservoir;

                           (ii) all payments, until such time as Reservoir shall have been repaid the $500,000 borrowed under Amendment No. 8 to Loan Agreement, together with accrued, but unpaid interest thereon arising after March 14, 2003 disbursement date thereof, shall be paid over promptly to Reservoir

                           (iii) thereafter, all payments, until such time as Reservoir shall have been repaid an additional $4,016,000 of the Loans, together with accrued, but unpaid interest thereon arising after December 30, 2002, shall be paid over promptly to the Reservoir Lenders;

                          (iv) thereafter, all payments, until such time as an additional $9,000,000 of the Loans, together with accrued but unpaid interest thereon arising after December 30, 2002, and $500,000 of the Katzman Fee, together with accrued deemed interest thereon, shall have been paid over to the Lenders and Katzman, 57.89% of such monies shall be paid to the Reservoir Lenders, 5.26% shall be paid to Katzman and 36.84% shall be paid over to Scholar; and

                          (v) thereafter, all payments, until such time as an additional $500,000 of the Loans, together with accrued, but unpaid interest thereon arising after December 30, 2002, and an additional $500,000 of the Katzman Fee together with accrued deemed interest thereon, shall have been paid to Katzman and the Reservoir Lenders 50% of such monies shall be paid to Katzman and 50% shall be paid to the Reservoir Lenders.

                  (b) (i) In paragraph (b) of the letter dated December 30, 2002 from the Borrower to the Lenders relating to disposition of proceeds from certain asset sales (the "Dispositions Letter"), the number "$6,500,000" shall be replaced by "$8,000,000." (ii) In paragraph (c) of the Dispositions Letter, the number "$8,500,000" shall be replaced by "$10,000,000".

                  Section 4. Loan Agreement Amendment. Section 2.06(a) of the Loan Agreement is deleted in its entirety and the following shall be substituted therefor: "The Borrower hereby unconditionally promises to pay to the Lenders:
(i) $4,000,000 by April 14, 2003, and (ii) the remainder of the Loans on the Maturity Date."

                  Section 5. Conditions Precedent. This Amendment shall become effective as of the date hereof upon the receipt by the Administrative Agent of counterparts of this Amendment executed by each of the parties hereto.

                  Section 6. Ratification. Except as amended, modified or waived hereby, the Loan Agreement and the Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrower and each Subsidiary Guarantor. Except as amended hereby, the Loan Agreement, including without limitation the Guarantees, shall remain in full force and effect and bind and inure to the benefit of the parties thereto and are hereby ratified and confirmed.

                  Section 7. Miscellaneous. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. To the extent that any of the Loan Documents, any of the Warrant Documents refers to the Loan Agreement, such reference shall mean the Loan Agreement as amended hereby.

                            [Signature pages follow.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                           STUDENT ADVANTAGE, INC.

                                           By /s/ Raymond V. Sozzi, Jr.
                                              --------------------------------
                                              Name:  Raymond V. Sozzi, Jr.
                                              Title: President

                                           SUBSIDIARY GUARANTORS

                                           COLLEGE411.COM, INC.

                                           By /s/ Raymond V. Sozzi, Jr.
                                              ---------------------------------
                                              Name:  Raymond V. Sozzi, Jr.
                                              Title: President

                                           STUDENT ADVANTAGE SECURITIES
                                              CORPORATION

                                           By /s/ Raymond V. Sozzi, Jr.
                                              --------------------------------
                                              Name:  Raymond V. Sozzi, Jr.
                                              Title: President

                                           SCHOLARAID.COM, INC.

                                           By /s/ Raymond V. Sozzi, Jr.
                                              --------------------------------
                                              Name:  Raymond V. Sozzi, Jr.
                                              Title: President

                                           THE DIGITAL PUBLISHING COMPANY, INC.

                                           By /s/ Raymond V. Sozzi, Jr.
                                              --------------------------------
                                              Name:  Raymond V. Sozzi, Jr.
                                              Title: Chairman

                                           OFFICIAL COLLEGE SPORTS NETWORK, INC.

                                           By /s/ Raymond V. Sozzi, Jr.
                                              --------------------------------
                                              Name:  Raymond V. Sozzi, Jr.
                                              Title: Chairman

                                           U-WIRE, INC.

                                           By /s/ Raymond V. Sozzi, Jr.
                                              --------------------------------
                                              Name:  Raymond V. Sozzi, Jr.
                                              Title:

                                           KATZMAN

                                           By /s/ John Katzman
                                              ---------------------------------
                                              Name:  John Katzman

                                           LENDERS

                                           SCHOLAR, INC.

                                           By /s/ Raymond V. Sozzi, Jr.
                                              --------------------------------
                                              Name:  Raymond V. Sozzi, Jr.
                                              Title: President

                                           RESERVOIR CAPITAL PARTNERS, L.P.,
                                              individually and as Administrative
                                              Agent

                                           By: Reservoir Capital Group, L.L.C.,
                                               General Partner

                                           By: /s/ Gegg Zeitlin
                                               -------------------------------
                                               Name:  Gegg Zeitlin
                                               Title: Managing Director

                                           RESERVOIR CAPITAL ASSOCIATES L.P.

                                           By: Reservoir Capital Group, L.L.C.,
                                               General Partner

                                           By: /s/ Gegg Zeitlin
                                               --------------------------------
                                               Name:  Gegg Zeitlin
                                               Title: Managing Director

                                           RESERVOIR CAPITAL MASTER FUND L.P.

                                           By: Reservoir Capital Group, L.L.C.,
                                               General Partner

                                           By: /s/ Gegg Zeitlin
                                               -------------------------------
                                               Name:  Gegg Zeitlin
                                               Title: Managing Director

                                                                     Exhibit A-1

                                 PROMISSORY NOTE

                                                              New York, New York
                  March 31, 2003

                  For value received, STUDENT ADVANTAGE, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of RESERVOIR CAPITAL PARTNERS, L.P. (the "Lender") the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Loan Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates, at the rate or rates and in the manner provided for in the Loan Agreement. All such payments of principal and interest shall be made in lawful money of the United States of America and in immediately available funds at the office specified from time to time by the Lender to the Borrower in accordance with the Loan Agreement.

                  All Loans made by the Lender and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement.

                  This Promissory Note is one of the Notes referred to in the Loan Agreement dated as of June 25, 2001 (as the same shall be modified and supplemented and in effect from time to time, the "Loan Agreement"), among the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and Reservoir Capital Partners, L.P., as Administrative Agent. Terms used but not otherwise defined herein have the respective meanings assigned to them in the Loan Agreement. Reference is made to the Loan Agreement for provisions for the prepayment, the acceleration of the maturity and the limitations on the transferability of this Promissory Note. Reference is made to the Security Agreement and the pledge made by the Borrower and the Subsidiary Guarantors therein securing, among other things, the obligations of the Borrower hereunder. This Promissory Note shall be construed in accordance with and governed by the law of the State of New York.

                                           STUDENT ADVANTAGE, INC.

                                           By ____________________________
                                              Name:  Raymond V. Sozzi, Jr.
                                              Title: President

                         LOANS AND PAYMENTS OF PRINCIPAL

-------------------------------------------------------------------------------------------------------------------
                            Type of Loan                                   Amount of Principal
       Date             (Term or Revolving)             Amount of Loan           Repaid            Notation Made By
-------------------------------------------------------------------------------------------------------------------
      3/31/03                  Term                       $1,284,600
-------------------------------------------------------------------------------------------------------------------

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

                                                                     Exhibit A-2

                                 PROMISSORY NOTE

                                                              New York, New York
                                                                  March 31, 2002

                  For value received, STUDENT ADVANTAGE, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of RESERVOIR CAPITAL MASTER FUND, L.P. (the "Lender") the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Loan Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates, at the rate or rates and in the manner provided for in the Loan Agreement. All such payments of principal and interest shall be made in lawful money of the United States of America and in immediately available funds at the office specified from time to time by the Lender to the Borrower in accordance with the Loan Agreement.

                  All Loans made by the Lender and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement.

                  This Promissory Note is one of the Notes referred to in the Loan Agreement dated as of June 25, 2001 (as the same shall be modified and supplemented and in effect from time to time, the "Loan Agreement"), among the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and Reservoir Capital Partners, L.P., as Administrative Agent. Terms used but not otherwise defined herein have the respective meanings assigned to them in the Loan Agreement. Reference is made to the Loan Agreement for provisions for the prepayment, the acceleration of the maturity and the limitations on the transferability of this Promissory Note. Reference is made to the Security Agreement and the pledge made by the Borrower and the Subsidiary Guarantors therein securing, among other things, the obligations of the Borrower hereunder. This Promissory Note shall be construed in accordance with and governed by the law of the State of New York.

                                           STUDENT ADVANTAGE, INC.

                                           By ____________________________
                                              Name:  Raymond V. Sozzi, Jr.
                                              Title: President

                         LOANS AND PAYMENTS OF PRINCIPAL

-------------------------------------------------------------------------------------------------------------------
                            Type of Loan                                   Amount of Principal
       Date             (Term or Revolving)             Amount of Loan           Repaid            Notation Made By
-------------------------------------------------------------------------------------------------------------------
      3/31/03                  Term                        $215,400
-------------------------------------------------------------------------------------------------------------------

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________